Exhibit 10.5(b)


       Schedule of Warrant (refinancings after October 31, 2005) Issued by
               NCT Group, Inc. to Carole Salkind on April 21, 2006



                     Expiration                                        Shares
     Grant Date         Date             Exercise Price               Granted
     ----------         ----             --------------               -------
      04/21/06        04/21/11       Greater of: (i) $0.0022;        19,250,000
                                     or (ii) the par value of
                                     NCT Group, Inc.
                                     common stock on the
                                     date of exercise

      04/21/06        04/21/11       Greater of: (i) $0.0022;        24,000,000
                                     or (ii) the par value of
                                     NCT Group, Inc.
                                     common stock on the
                                     date of exercise